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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 2, 2004

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                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                       000-30045               38-3518829
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


  2711 E. JEFFERSON AVE.
  DETROIT, MICHIGAN 48207                                (313)-567-4348
   (Address of principal                        (Registrant's telephone number,
    executive offices)                                 including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report

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ITEM 5.03. AMENDMENTS TO BYLAWS

The Board of Directors of Catuity Inc. at a duly called meeting on July 20, 2004 resolved, effective September 1, 2004, that Article I, Section 3 of Catuity's By-laws shall be amended to read as follows:

"Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law or by Certificate of Incorporation, may be called by the Board of Directors, the Chairman of the Board or the President, and shall be called by the President or the Secretary at the request in writing of stockholders owning a twenty percent (20%) interest of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall be sent to the President and the Secretary and shall state the purpose or purposes of the proposed meeting."

The by-laws of Catuity had previously required that the owners of 50% of the entire capital stock of the Company submit a written request, in order to call a special meeting of the shareholders.

The amended section of Catuity's amended by-laws are attached as Exhibit 3(g) to this Form 8-K.




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           CATUITY INC.
                                           (Registrant)


                                    By   /s/ John H. Lowry
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                                             John H. Lowry
                                             Senior Vice President,
                                             Chief Financial Officer & Secretary

Date:  September 2, 2004


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